                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /E. S. Woolard, Jr./                           12/15/93
       --------------------                     ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /J. A. Krol/                                    12/13/93
   ----------------------                       ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /C. S. Nicandros/                               12/14/93
   --------------------------                   ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /P. N. Barnevik/                                12/19/93
    ----------------------                      ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /E. P. Blanchard, Jr./                         12/18/93
     --------------------------                 ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /C. R. Bronfman, O.C./                          12/20/93
     --------------------------                 ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /E. M. Bronfman/                                12/20/93
     -------------------                        ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /E. Bronfman, Jr./                              12/20/93
     ----------------------                     ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /L. C. Duemling/                                12/17/93
     --------------------                       ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /E. B. du Pont/                                 12/20/93
     -------------------                        ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /C. M. Harper/                                  12/20/93
     ------------------                         ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /R. E. Heckert/                                 12/20/93
     -------------------                        ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /H. W. Johnson/                                 12/20/93
     -------------------                        ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /E. L. Kolber/                                  12/20/93
     ------------------                         ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /M. P. MacKimm/                                 12/20/93
     -------------------                        ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /W. K. Reilly/                                  12/20/93
     ------------------                         ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /H. R. Sharp, III/                              12/20/93
     ----------------------                     ---------------------
          Director                                       Date

                                                                      Exhibit 24




                               POWER OF ATTORNEY
                               -----------------



        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.







       /C. M. Vest/                                    12/19/93
     ----------------                           ---------------------
          Director                                       Date

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Vice President and Assistant General Counsel of E. I. du Pont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Senior Vice President - DuPont Finance, any Vice President, DuPont Finance, or any Assistant Treasurer of the Company, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to dollar participations and shares of DuPont common stock, $0.60 par value, offered under the Thrift Plan for Employees of Conoco Inc. and the Investment Plan for Salaried Employees of Consolidation Coal Company, any and all amendments thereto (including post-effective amendments) and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.




      /A. F. Brimmer/                                             12/20/93
- ---------------------------                                ---------------------
         Director                                                  Date